UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 25, 2016

Brocade Communications Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
130 Holger Way
San Jose, CA 95134-1376
(Address, including zip code, of principal executive offices)
(408) 333-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 25, 2016, Brocade Communications Systems, Inc. (the “Company”) issued a press release regarding financial results for the third fiscal quarter ended July 30, 2016. The Company also posted on its website (www.brcd.com) slides with accompanying prepared remarks regarding such financial results and forward-looking statements, including statements relating to the Company’s financial outlook. Copies of the press release and slides with accompanying prepared remarks by the Company are attached as Exhibits 99.1 and 99.2, respectively, and the information in Exhibits 99.1 and 99.2 is incorporated herein by reference.
The information in this Item 2.02 and in Exhibits 99.1 and 99.2 attached to this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit

Number	Description of Document

99.1	Press release, dated August 25, 2016, regarding financial results of Brocade Communications Systems, Inc. for the third fiscal quarter ended July 30, 2016.

99.2
Slides with accompanying prepared remarks of Brocade Communications Systems, Inc., dated August 25, 2016, regarding financial results for the third fiscal quarter ended July 30, 2016, and forward-looking statements, including statements relating to the Company’s financial outlook.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

Date:	August 25, 2016	By:	/s/ Daniel W. Fairfax
Daniel W. Fairfax
Senior Vice President and Chief Financial Officer